UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2009

NEAH POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-49962	88-0418806
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22118 20th Ave. SE, Suite 142
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 424-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant expects to renegotiate the terms of the merger with SolCool One, LLC should it receive the anticipated bridge financing addressed in the Registrant’s Quarterly Report on Form 10-Q filed February 13, 2009 with Agile Opportunity Fund, LLC and Capitoline Advisors Inc. under which the Registrant expects to receive gross additional funds of up to $525,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neah Power Systems, Inc.

Date: April 17, 2009	By:	/s/ Gerard C. D’Couto
Gerard C. D’Couto
President